                                   [GRAPHIC]


                                 Annual Report December 31, 1999



Oppenheimer

Convertible Securities Fund



                                                  [LOGO] OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS

The Fund performed well during the year, particularly relative to the broad equity and fixed income markets, which both suffered setbacks late in the second quarter and early in the third quarter.

Technology, telecommunications and energy largely drove the favorable performance of the Fund.

CONTENTS

1    President's Letter

4    An Interview with Your Fund's Manager

8    Fund Performance

14   Financial Statements

41   Report of Independent Accountants

42   Federal Income Tax Information

43   Officers and Trustees

44   OppenheimerFunds Family

-----------------------------
Average Annual
Total Returns*

For the 1-Year Period
Ended 12/31/99

Class A
Without      With
Sales Chg.   Sales Chg.
-----------------------------
23.37%       16.28%

Class B
Without      With
Sales Chg.   Sales Chg.
-----------------------------
22.35%       17.35%

Class C
Without      With
Sales Chg.   Sales Chg.
-----------------------------
22.41%       21.41%

Class M
Without      With
Sales Chg.   Sales Chg.
-----------------------------
22.74%       18.75%

-----------------------------



-------------------
Not FDIC Insured.
No Bank Guarantee.
May Lose Value.
-------------------
*See page 12 for further details.

PRESIDENT'S LETTER


[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Convertible
Securities Fund


Dear shareholder,

     Whenever a new year begins-let alone a new decade or century-it makes sense to pause a moment to assess where we've been and where we're going.

     In retrospect, U.S. stocks and bonds in 1999 were subject to sudden and substantial swings in investor sentiment because of economic uncertainty. When the year began, investors were concerned that growth in the United States might slow in response to economic weakness overseas. At mid-year, investors were concerned that the economy was too strong, potentially rekindling inflationary pressures. Yet, by year end, it became clearer that while the U.S. economy grew robustly in 1999, inflation remained at low levels. Indeed, investors appeared more comfortable with the economy after the Federal Reserve Board demonstrated its inflation-fighting resolve by raising interest rates three times between June and November.

     As is normal in a rising-interest-rate environment, bond prices generally declined in 1999, led lower by U.S. Treasury bonds. In the stock market, while most major indices advanced, strong performance was mostly limited to a handful of capitalization growth companies, principally in the technology arena. Smaller and value-oriented stocks provided particularly lackluster returns, and overall, foreign stocks outperformed U.S. stocks in 1999.

     Looking forward, we expect the U.S. economy to remain on a moderate-growth, low-inflation course. As recent revisions of 1999's economic statistics demonstrated, the economy has



1 OPPENHEIMER CONVERTIBLE SECURITIES FUND

PRESIDENT'S LETTER

defied many analysts' forecasts by growing at a strong rate, which should be positive for the bond market. Similarly, positive economic forces could help the stock market's performance broaden to include value-oriented and smaller stocks.

     We see particularly compelling opportunities outside of the U.S. market. Many foreign stocks also ended 1999 more attractively valued than large-cap
U.S. stocks, and economic trends in overseas markets could lead to higher stock prices. In Europe, corporate restructuring has just begun, giving companies there the same potential for cost-cutting and productivity improvements that U.S. companies enjoyed ten years ago. In Japan and Asia, economic recovery is expected to gain strength, which could allow stocks to rally from relatively low levels.

     Another 1999 trend that should remain in force in 2000 is the growth of businesses related to the Internet. The rise of e-commerce has been good for consumers and the economy because of greater price competition, which has helped keep inflation under control. The Internet has also been good for investors, as even companies with no earnings have seen their stock prices soar. Clearly, while the Internet is here to stay, not all "dot-com" companies will survive, and many of these high-flying Internet stocks will eventually -- and perhaps very



2 OPPENHEIMER CONVERTIBLE SECURITIES FUND suddenly-return to more reasonable levels. The long-term winners are most likely to be companies that support the Internet's growth with content or infrastructure.


     What else is in store for investors in 2000? While we do not have an infallible crystal ball, we believe that in almost any investment environment, consistent success stems from an unwavering focus on fundamental investment principles such as maintaining a long-term perspective, using diversification to manage risks, and availing oneself of the services of a knowledgeable financial advisor. Indeed, these principles serve as the foundation for every investment we offer, helping to make OppenheimerFunds The Right Way to Invest in 2000 and beyond.



Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
January 24, 2000



These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow.



3 OPPENHEIMER CONVERTIBLE SECURITIES FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER


Q  How did the Fund perform over the fiscal year that ended December 31, 1999?

A. During the year, Oppenheimer Convertible Securities Fund performed well compared to the broad stock and bond markets. Equally significant, the Fund generally experienced less volatility than the equity markets, keeping in line with the Fund's investment objective.

[PHOTO]        [PHOTO]

Portfolio Management
Team (l to r)
Ted Everett
(Portfolio Management)
Mike Rosen

     While technology has generally been a key factor in the favorable performance of the Fund, you took positions in Internet companies sparingly and cautiously. Why?

     The Fund did hold significant positions in semiconductor and wireless communications companies this year, however we were not as aggressive, relative to some of our competitors, with Internet companies. In fact, this decision somewhat detracted from the Fund's performance. However, for us to fully participate in the returns offered by some Internet stocks this year we would have had to endure significantly more volatility, which is contrary to the Fund's objective. Achieving good returns is only half the picture -- we believe managing volatility is equally essential.

     We decided that the optimum way to strike a balance between high total return potential and extreme volatility was to seek to benefit secondarily from the returns generated by Internet stocks. We achieved this through our holdings in telecommunications services and equipment, in particular, wireless technology. These industries, including local phone and long distance companies, performed well this year, largely due to Internet commerce. Our holdings in these areas helped us derive returns from these stocks with far less volatility than if we purchased Internet convertibles directly.



4 OPPENHEIMER CONVERTIBLE SECURITIES FUND

"Achieving good returns is only half the picture-we believe managing volatility is equally essential."

Did any sectors hurt the Fund's performance?

We maintained our distance from the healthcare sector, which continued to be weak due to tension in recent years regarding government regulation and profit versus quality of care. However, we did have some exposure to the pharmaceuticals industry, which retreated after several years of strong returns. We anticipate that we'll continue to regard pharmaceuticals cautiously in the months ahead and adjust our position there accordingly.

     Similarly, returns from consumer goods companies were strained under continued pricing pressures. While this has not traditionally been a focus for us, we did have a small exposure that slightly diluted our returns.

Dividends for the Fund have been consistently strong over the last few years. Is this part of your strategy in managing the portfolio?

The Fund does not target a specified dividend yield, yet, on a per-share basis, dividend payments have been comparatively high. The favorable dividend history of the Fund is more a result of the asset class in which the portfolio invests, as opposed to an intentional effort to achieve a targeted payout. We're much more comfortable with this approach, particularly since it has enabled us to become one of the very few convertible securities funds in the mutual fund universe with more than a nominal dividend.

How did market events, such as the actions of the Federal Reserve, affect the Fund over the year?

While price fluctuations in stocks impacted performance somewhat during the first half of the year, convertibles dampened much of the underlying price movements of equities, thus positively contributing to the Fund's performance. In October, convertibles fared well as stocks recovered, with most convertible indices showing returns of between 3% to 4% for


5 OPPENHEIMER CONVERTIBLE SECURITIES FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

the month. New issuance was fairly strong throughout the year, gaining momentum during the summer months and accelerating after August. In general, there was strength in the convertible market this year, particularly in technology, telecommunications and energy, all of which comprised a large part of the portfolio and therefore contributed positively to the Fund's performance for the period.

--------------------------------------
Average Annual
Total Returns
For the Periods Ended 12/31/99(1)

Class A               Since
1-Year     5-Year   Inception
------------------------------
16.28%     N/A          13.81%

Class B             Since
1-Year     5-Year   Inception
------------------------------
17.35%     N/A          14.15%

Class C             Since
1-Year     5-Year   Inception
------------------------------
21.41%     N/A          13.26%

Class M
1-Year     5-Year   10-Year
------------------------------
18.75%      14.95%      14.05%

--------------------------------------

      Although the Federal Reserve raised interest rates on three occasions in 1999, interest rates remain relatively low, a fact that has supported equities. The economy has been strong, with continued low inflation and with consumer spending remaining robust. Profit margins are tightening somewhat due to increased pricing pressures, but we reduced positions in sectors that are more sensitive to this, such as consumer goods. At the beginning of the year, consumers were concerned about the potential impact the onset of the new millennium could have on the markets, particularly technology, but many of these fears have dissipated as companies publicized their Y2K preparation efforts. Toward the end of the year, the Fund participated in the equity markets' recovery in October.

What is your outlook for the Fund in the coming months?

We believe that the Fund will continue to deliver competitive returns, particularly if we remain loyal to our investment discipline, which we fully intend to do. Our strategy worked well for us during 1999. In the event consumer spending tightens and the overall economy slows down, Oppenheimer Convertible Securities Fund enables investors to remain comfortably invested because we have reduced some of the volatility of the market for them. We believe this is one reason the Fund has a much lower shareholder turnover than many other funds. Investors seeking to participate in long-term growth potential with current income and less volatility than



1. See page 12 for further details.


6 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------

Portfolio Allocation(2)

[PIE CHART]

o   Convertible
    Corporate                 55.2%

o   Preferred Stocks          28.8

o   Cash Equivalents           7.6

o   Structured Instruments     7.4

o   Common Stocks              1.0

--------------------------------------------


that of the equity market may find convertible securities appropriate. This is why we believe Oppenheimer Convertible Securities Fund remains a part of The Right Way to Invest.

Convertible Corporate Bonds and Notes
Sector Breakdown(3)
--------------------------------------------
Technology                         32.0%
--------------------------------------------
Communication Services             18.4
--------------------------------------------
Basic Materials                    13.1
--------------------------------------------
Healthcare                         10.6
--------------------------------------------
Consumer Cyclical                   8.4
--------------------------------------------
Consumer Staples                    6.1
--------------------------------------------
Energy                              5.8
--------------------------------------------
Financial                           3.3
--------------------------------------------
Utililites                          1.9
--------------------------------------------
Transportation                      0.4


Top Five Holdings By Issuer(2)
--------------------------------------------
NationsBank NA                      2.4%
--------------------------------------------
Merrill Lynch & Co.                 2.3
--------------------------------------------
Liberty Media Group                 1.6
--------------------------------------------
QUALCOMM, Inc.                      1.5
--------------------------------------------
Clear Channel Communications, Inc.  1.4



2. Portfolio is subject to change. Percentages are as of December 31, 1999, and are based on total market value of investments.

3. Portfolio is subject to change. Percentages are as of December 31, 1999, and are based on market value of convertible corporate bonds and notes.



7  OPPENHEIMER CONVERTIBLE SECURITIES FUND

FUND PERFORMANCE

How has the Fund performed?

Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended December 31, 1999, followed by a graphical comparison of the Fund's performance to an appropriate sector index and two broad-based market indices.

Management's discussion of performance. During the Fund's fiscal year that ended December 31, 1999, Oppenheimer Convertible Securities Fund's performance was largely fueled by the overall strength in the convertibles market. Sectors such as technology, telecommunications and energy performed well against a backdrop of strong U.S. economic conditions, low inflation and brisk consumer spending in the first half of the year. However, by July, the Federal Reserve's bias toward tightening interest rates, growing inflationary fears and shrinking profit margins had contributed to increased volatility in both the equity and fixed income markets in the third quarter. In October, the Fund recovered along with the equity markets while remaining comparatively less volatile than either the equity or straight fixed income markets in general. The Fund's portfolio holdings, allocations and management strategies are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of the Fund held until December 31, 1999. In the case of Class A and B shares, performance is measured from the inception of the classes on May 1, 1995. In the case of Class C shares, performance is measured from the inception of the class on March 11, 1996. In the case of Class M shares, performance is measured for a ten-year period. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A and Class M shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.



8 OPPENHEIMER CONVERTIBLE SECURITIES FUND

The Fund's performance is compared to the performance of the Goldman Sachs Convertible Bond 100 Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index. The Goldman Sachs Convertible Bond 100 Index is an unmanaged index of convertible securities. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities, widely recognized as a measure of the performance of the domestic debt securities market. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the indices.



9 OPPENHEIMER CONVERTIBLE SECURITIES FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Convertible Securities Fund (Class A), Goldman Sachs Convertible Bond 100 Index, Lehman Brothers Aggregate Bond Index, and S&P 500 Index

                                  [LINE GRAPH]

Class A
Date              Oppenheimer Convertible     S&P 500 Index    Goldman Sachs Convertible    Lehman Brothers Aggregate
                  Securities Fund Class A                           Bond 100 Index                  Bond Index
5/1/95                     9425                   10000                  10000                       10000
12/31/95                  10890                   12175                  11480                       11123
12/31/96                  11992                   14966                  13054                       11527
12/31/97                  14243                   19956                  15599                       12640
12/31/98                  14825                   25660                  16805                       13738
12/31/99                  18289                   31054                  20261                       13625

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Convertible Securities Fund (Class B), Goldman Sachs Convertible Bond 100 Index, Lehman Brothers Aggregate Bond Index, and S&P 500 Index

                                  [LINE GRAPH]

Class B
Date              Oppenheimer Convertible        S&P 500 Index       Goldman Sachs Convertible      Lehman Brothers Aggregate
                  Securities Fund Class B                            Bond 100 Index                 Bond Index
5/1/95                      10000                    10000                 10000                              10000
12/31/95                    11509                    12175                 11480                              11123
12/31/96                    12577                    14966                 13054                              11527
12/31/97                    14832                    19956                 15599                              12640
12/31/98                    15322                    25660                 16805                              13738
12/31/99                    18547                    31054                 20261                              13625

10 OPPENHEIMER CONVERTIBLE SECURITIES FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Convertible Securities Fund (Class C), Goldman Sachs Convertible Bond 100 Index, Lehman Brothers Aggregate Bond Index, and S&P 500 Index

                                  [LINE GRAPH]

Class C
Date                Oppenheimer Convertible        S&P 500 Index  Goldman Sachs Convertible      Lehman Brothers Aggregate
                    Securities Fund Class C                       Bond 100 Index                 Bond Index
3/11/96                       10000                    10000              10000                       10000
12/31/96                      10775                    11778              10871                       10477
12/31/97                      12701                    15705              12989                       11488
12/31/98                      13121                    20194              13993                       12486
12/31/99                      16062                    24440              16871                       12384

Class M Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Convertible Securities Fund (Class M), Goldman Sachs Convertible Bond 100 Index, Lehman Brothers Aggregate Bond Index, and S&P 500 Index

                                  [LINE GRAPH]

Class M
Date                Oppenheimer Convertible        S&P 500 Index  Goldman Sachs Convertible      Lehman Brothers Aggregate
                    Securities Fund Class M                       Bond 100 Index                 Bond Index
12/31/89                       9675                    10000              10000                       10000
12/31/90                       8887                     9690               8972                       10896
12/31/91                      11420                    12635              11457                       12640
12/31/92                      14981                    13597              13480                       13575
12/31/93                      18164                    14966              15788                       14899
12/31/94                      17947                    15162              15020                       14464
12/31/95                      22614                    20851              19150                       17136
12/31/96                      24780                    25630              21777                       17759
12/31/97                      29287                    34176              26022                       19473
12/31/98                      30334                    43944              28033                       21165
12/31/99                      37234                    53181              33799                       20991


The performance information for all three indices begins on 4/30/95 for Class A and Class B, 2/29/96 for Class C and 12/31/89 for Class M.

1. See page 12 for further details.
Past performance is not predictive of future performance. Graphs are not drawn to same scale.



11 OPPENHEIMER CONVERTIBLE SECURITIES FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance maybe subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website, www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

Class A shares were first publicly offered on 5/1/95. The Fund's maximum sales charge for Class A shares was lower prior to 3/11/96, so actual performance may have been higher. Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 5/1/95. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception). The ending account value shown in the graph is net of the applicable 2% contingent deferred sales charge. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 3/11/96. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class M shares of the Fund were first publicly offered on 6/3/86. Class M returns include the current maximum initial sales charge of 3.25%. Prior to March 11, 1996, Class M shares were designated as Class A shares. Class M shares are subject to an annual 0.50% asset-based sales charge.

An explanation of the different performance calculations is in the Fund's prospectus.

12 OPPENHEIMER CONVERTIBLE SECURITIES FUND

                                                            Financials



13 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  December 31, 1999
--------------------------------------------------------------------------------



                                                                     Face   Market Value
                                                                   Amount     See Note 1
========================================================================================
Convertible Corporate Bonds and Notes--54.9%
----------------------------------------------------------------------------------------
Basic Materials--0.4%
----------------------------------------------------------------------------------------
Gold & Precious Minerals--0.4%
Homestake Mining Co., 5.50% Cv. Sub. Nts., 6/23/00             $ 4,000,000   $ 3,895,000
----------------------------------------------------------------------------------------
Capital Goods--6.9%
----------------------------------------------------------------------------------------
Aerospace/Defense--0.5%
Orbital Sciences Corp., 5% Cv. Unsec. Sub. Nts., 10/1/02         6,000,000     5,137,500
----------------------------------------------------------------------------------------
Electrical Equipment--0.8%
Commscope, Inc., 4% Cv. Nts., 12/15/06/1/                        3,000,000     3,258,750
----------------------------------------------------------------------------------------
Sanmina Corp., 4.25% Cv. Nts., 5/1/04/1/                         3,500,000     4,628,750
                                                                             -----------
                                                                               7,887,500

----------------------------------------------------------------------------------------
Industrial Services--4.3%
ASM Lithography Holding NV, 4.25% Cv. Nts., 11/30/04/1/          3,500,000     4,086,250
----------------------------------------------------------------------------------------
Cendant Corp., 3% Cv. Sub. Nts., 2/15/02                        10,000,000    10,100,000
----------------------------------------------------------------------------------------
Danka Business Systems plc, 6.75% Cv. Sub. Nts., 4/1/02          3,550,000     2,915,437
----------------------------------------------------------------------------------------
DSC Communications Corp., 7% Cv. Unsec. Sub. Nts., 8/1/04        5,000,000     5,250,000
----------------------------------------------------------------------------------------
EMCOR Group, Inc., 5.75% Cv. Sub. Nts., 4/1/05                   3,000,000     2,666,250
----------------------------------------------------------------------------------------
Lam Research Corp., 5% Cv. Sub. Nts., 9/1/02                     4,000,000     5,495,000
----------------------------------------------------------------------------------------
Mail-Well, Inc., 5% Cv. Sub. Nts., 11/1/02                       4,000,000     3,765,000
----------------------------------------------------------------------------------------
Mansur Industries, Inc., 8.25% Cv. Sub. Nts., 2/18/03/2/         4,515,699     3,928,659
----------------------------------------------------------------------------------------
Thermo Ecotek Corp., 4.875% Cv. Sub. Debs., 4/15/04/1/           5,000,000     3,743,750
                                                                             -----------
                                                                              41,950,346

----------------------------------------------------------------------------------------
Manufacturing--1.3%
Hexcel Corp., 7% Cv. Unsec. Sub. Nts., 8/1/03                    4,250,000     3,086,562
----------------------------------------------------------------------------------------
Mark IV Industries, Inc., 4.75% Cv. Sub. Nts., 11/1/04           7,000,000     5,713,750
----------------------------------------------------------------------------------------
Robbins & Myers, Inc., 6.50% Unsec. Sub. Nts., 9/1/03            3,500,000     3,373,125
                                                                             -----------
                                                                              12,173,437

----------------------------------------------------------------------------------------
Communication Services--10.1%
----------------------------------------------------------------------------------------
Telecommunications--Long Distance--4.6%
Aspect Telecommunications, Inc., Zero Coupon Unsec. Sub. Nts.,
8.75%, 8/10/18/3/                                                6,000,000     2,400,000
----------------------------------------------------------------------------------------
Exodus Communications, Inc., 4.75% Cv. Nts., 7/15/08/1/          4,000,000     5,545,000
----------------------------------------------------------------------------------------
Global Telesystems Group, Inc., 5.75% Cv. Nts., 7/1/10           7,200,000     9,666,000
----------------------------------------------------------------------------------------
Level 3 Communications, Inc., 6% Cv. Unsec. Sub. Nts., 9/15/09   6,000,000     8,430,000
----------------------------------------------------------------------------------------
NTL, Inc., 5.75% Cv. Sub. Nts., 12/15/09/1/                     10,000,000    10,800,000
----------------------------------------------------------------------------------------
Telefonos de Mexico SA, 4.25% Cv. Sr. Unsec. Debs., 6/15/04      5,000,000     6,518,750
----------------------------------------------------------------------------------------
World Access, Inc., 4.50% Cv. Unsec. Sub. Nts., 10/1/02          2,000,000     1,630,000
                                                                             -----------
                                                                              44,989,750



14  OPPENHEIMER CONVERTIBLE SECURITIES FUND


                                                                                Face   Market Value
                                                                              Amount     see Note 1
----------------------------------------------------------------------------------------------------
Telephone Utilities--2.2%
France Telecom, Series ADN, 2% Unsec. Unsub. Bonds, 1/1/04/1/             $ 4,432,000   $ 5,923,368
----------------------------------------------------------------------------------------------------
Liberty Media Group, 4% Sr. Unsec. Debs., 11/15/29 (converts into
common stock of Sprint Corp. (PCS Group))/1/                               12,500,000    15,750,000
                                                                                       -------------
                                                                                         21,673,368

----------------------------------------------------------------------------------------------------
Telecommunications-Wireless--3.3%
American Tower Corp., 6.25% Cv. Unsec. Nts., 10/15/09/1/                    5,000,000     7,018,750
----------------------------------------------------------------------------------------------------
Bell Atlantic Financial Services Corp., 4.25% Sr. Exchangeable
Bonds, 9/15/05 (exchangeable for shares of Cable & Wireless
Communications or cash)/1/                                                  5,000,000     6,206,250
----------------------------------------------------------------------------------------------------
Bell Atlantic Financial Services Corp., 5.75% Cv. Sr. Unsec. Nts., 4/1/03
(cv. into Common Stock of Telecom Corp. of New Zealand)/1/                  5,000,000     5,075,000
----------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 4.75% Cv. Nts, 7/1/07/1/                       3,500,000     7,940,625
----------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 4.75% Cv. Nts, 7/1/07                          1,000,000     2,268,750
----------------------------------------------------------------------------------------------------
U.S. Cellular Corp., Zero Coupon Cv. Sub. Liquid Yield Option Nts.,
6.02%, 6/15/15/3/                                                           4,000,000     3,855,000
                                                                                       -------------
                                                                                         32,364,375

----------------------------------------------------------------------------------------------------
Consumer Cyclicals--4.6%
----------------------------------------------------------------------------------------------------
Autos & Housing--1.2%
Magna International, Inc., 5% Cv. Sub. Debs., 10/15/02                      6,500,000     6,272,500
----------------------------------------------------------------------------------------------------
MascoTech, Inc., 4.50% Cv. Sub. Debs., 12/15/03                             7,000,000     5,127,500
                                                                                       -------------
                                                                                         11,400,000

----------------------------------------------------------------------------------------------------
Leisure & Entertainment--0.1%
Hudson Hotels Corp., 7.50% Cv. Sub. Debs., 7/1/01/2/                        3,000,000     1,145,820
----------------------------------------------------------------------------------------------------
Media--1.2%
Interpublic Group of Cos., Inc., 1.87% Cv. Unsec. Sub. Nts., 6/1/06         7,000,000     7,953,750
----------------------------------------------------------------------------------------------------
Omnicom Group, Inc, 2.25% Cv. Unsec. Sub. Debs., 1/6/13                     2,000,000     4,092,500
                                                                                       -------------
                                                                                         12,046,250

----------------------------------------------------------------------------------------------------
Retail: General--1.0%
Costco Cos., Inc., Zero Coupon Cv. Sub. Nts., 1.96% 8/19/17/3//4/           9,000,000     9,585,000
----------------------------------------------------------------------------------------------------
Retail: Specialty--1.1%
Central Garden & Pet Co., 6% Cv. Unsec. Sub. Nts., 11/15/03                 3,000,000     2,276,250
----------------------------------------------------------------------------------------------------
Office Depot, Inc., Zero Coupon Cv. Nts.:
4.63%, 11/1/08/3/                                                           8,000,000     5,440,000
4.72%, 12/11/07/3/                                                          5,000,000     3,268,750
                                                                                       -------------
                                                                                         10,985,000



15  OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------


                                                                                  Face    Market Value
                                                                                Amount      See Note 1
-------------------------------------------------------------------------------------------------------
Consumer Staples--3.3%
-------------------------------------------------------------------------------------------------------
Broadcasting--2.1%
Clear Channel Communications, Inc., 1.50% Cv. Nts., 12/1/02                  $12,950,000   $13,306,125
-------------------------------------------------------------------------------------------------------
Echostar Communications Corp., 4.875% Cv. Nts., 1/1/07(1)                      6,000,000     7,387,500
                                                                                          -------------
                                                                                            20,693,625

-------------------------------------------------------------------------------------------------------
Entertainment--0.3%
Imax Corp., 5.75% Cv. Debs., Series Reg. S, 4/1/03                             2,000,000     2,707,500
-------------------------------------------------------------------------------------------------------
Food--0.9%
Nestle Holding, Inc., 6.30% Cv. Unsub. Bonds, 6/17/02                          8,000,000     9,210,400
-------------------------------------------------------------------------------------------------------
Energy--3.1%
-------------------------------------------------------------------------------------------------------
Energy Services--1.9%
Diamond Offshore Drilling, Inc., 3.75% Cv. Unsec. Sub. Nts., 2/15/07           7,500,000     7,612,500
-------------------------------------------------------------------------------------------------------
Key Energy Group, Inc., 5% Cv. Unsec. Sub. Nts., 9/15/04                       2,000,000     1,377,500
-------------------------------------------------------------------------------------------------------
Pride International, Inc., Zero Coupon Cv. Sub. Debs., 6.47% 4/24/18(3)       15,000,000     5,043,750
-------------------------------------------------------------------------------------------------------
Valhi, Inc., Zero Coupon Sr. Sec. Liquid Yield Option Nts., 7.26%, 10/20/07
(converts into common stock of Halliburton Co.)(3)                             8,000,000     4,930,000
                                                                                          -------------
                                                                                            18,963,750

-------------------------------------------------------------------------------------------------------
Oil-Domestic--1.2%
Devon Energy Corp., 4.95% Cv. Sr. Unsec. Debs., 8/15/08
(converts into common stock of Chevron Corp.)                                 12,378,000    12,130,440
-------------------------------------------------------------------------------------------------------
Financial--1.8%
-------------------------------------------------------------------------------------------------------
Diversified Financial--1.8%
Ameritrade Holding Corp., 5.75% Cv. Sub. Nts., 8/1/04(1)                       4,000,000     3,380,000
-------------------------------------------------------------------------------------------------------
Berkshire Hathaway, Inc., 1% Sr. Exchangeable Nts., 12/2/01
(exchangeable into common stock of Citigroup, Inc.)                            2,500,000     6,275,000
-------------------------------------------------------------------------------------------------------
Phoenix Investment Partners Corp., 6% Cv. Unsec. Sub. Debs., 11/1/15           7,817,500     7,983,622
                                                                                          -------------
                                                                                            17,638,622

-------------------------------------------------------------------------------------------------------
Healthcare--5.8%
-------------------------------------------------------------------------------------------------------
Healthcare/Drugs--4.8%
ALZA Corp., Zero Coupon Cv. Unsec. Sub. Liquid Yield Option Nts.,
5.32%, 7/14/14(3)                                                             14,000,000     7,087,500
-------------------------------------------------------------------------------------------------------
Athena Neurosciences, Inc., 4.75% Gtd. Cv. Nts., 11/15/04                     10,000,000    10,200,000
-------------------------------------------------------------------------------------------------------
Centocor, Inc., 4.75% Cv. Unsec Sub. Debs., 2/15/05                            7,000,000     9,353,750
-------------------------------------------------------------------------------------------------------
Chiron Corp, 1.90% Cv. Sub. Nts., 11/17/00(1)                                  3,000,000     4,402,500
-------------------------------------------------------------------------------------------------------
Human Genome, 5% Cv. Sr. Nts., 12/15/06(1)                                     3,000,000     3,615,000
-------------------------------------------------------------------------------------------------------
Roche Holdings, Inc., Zero Coupon Exchangeable Liquid Yield
Option Nts., 5.36%, 5/6/12(1)(3)                                              24,500,000    12,357,307
                                                                                          -------------
                                                                                            47,016,057


16  OPPENHEIMER CONVERTIBLE SECURITIES FUND


                                                                           Face  Market Value
                                                                         Amount    see Note 1
----------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--1.0%
Affymetrix, Inc., 5% Cv. Unsec Nts., 10/1/06/1/                     $ 2,500,000 $ 3,737,500
----------------------------------------------------------------------------------------------
St. Jude Medical, Inc., 5.75% Cv Sub. Nts., 8/15/01                   6,000,000    6,165,000
                                                                                   ---------
                                                                                   9,902,500
----------------------------------------------------------------------------------------------
Technology--17.6%
----------------------------------------------------------------------------------------------
Computer Hardware--3.3%
Adaptec, Inc., 4.75% Cv. Sub. Nts., 2/1/04                            4,000,000    4,345,000
----------------------------------------------------------------------------------------------
Comverse Technology, Inc., 4.50% Cv. Unsec. Sub. Nts., 7/1/05         1,000,000    3,411,250
----------------------------------------------------------------------------------------------
EMC Corp., 6% Cv. Unsec. Sub. Nts., 5/15/04                           7,000,000    9,616,250
----------------------------------------------------------------------------------------------
Hewlett-Packard Co., Zero Coupon Cv. Sr. Liquid Yield Option Nts.,
2.4296, 10/14/17/3/                                                  17,000,000   11,708,750
----------------------------------------------------------------------------------------------
Telxon Corp., 5.75% Cv. Sub. Nts., 1/1/03                             3,750,000    3,140,625
                                                                                  ----------
                                                                                  32,221,875
----------------------------------------------------------------------------------------------
Computer Services--0.6%
Checkfree Holdings Corp., 6.50% Cv. Sub. Nts., 12/1/06/1/             2,000,000    3,185,000
----------------------------------------------------------------------------------------------
Internet Capital Group, Inc., 5.50% Cv. Unsec. Sub. Nts., 12/21/04    2,000,000    2,927,500
                                                                                   ---------
                                                                                   6,112,500
----------------------------------------------------------------------------------------------
Computer Software--7.0%
Amazon.com, Inc.:
4.75% Cv. Sub. Debs., 2/1/09/3/                                       5,000,000    5,681,250
4.75% Cv. Sub. Debs., 2/1/09                                          1,000,000    1,136,250
----------------------------------------------------------------------------------------------
America Online, Inc., Zero Coupon Cv. Nts., 2.83%, 12/6/19/3/        13,000,000    7,410,000
----------------------------------------------------------------------------------------------
Aspen Technology, Inc., 5.25% Cv. Unsec. Sub. Debs., 6/15/05          3,600,000    2,835,000
----------------------------------------------------------------------------------------------
BEA Systems, Inc., 4% Cv. Nts., 12/15/06                              4,000,000    4,685,000
----------------------------------------------------------------------------------------------
Citrix Systems, Inc., Zero Coupon Cv. Unsec. Debs., 4.27%, 3/22/19/3/ 6,000,000    5,325,000
----------------------------------------------------------------------------------------------
DoubleClick, Inc., 4.75% Cv. Sub. Nts., 3/15/06                       1,000,000    3,107,500
----------------------------------------------------------------------------------------------
Excite@Home, 4.75% Cv. Sr. Nts., 12/15/06/1/                          5,000,000    4,775,000
----------------------------------------------------------------------------------------------
12 Technologies, Inc., 5.25% Cv. Sr. Nts., 12/15/06/1/                1,000,000    1,436,250
----------------------------------------------------------------------------------------------
Mindspring Enterprises, Inc., 5% Cv. Unsec. Sub. Nts., 4/15/06        4,000,000    3,850,000
----------------------------------------------------------------------------------------------
MSC Software Corp., 7.875% Cv. Unsec. Sub. Debs., 8/15/04             1,967,000    1,762,924
----------------------------------------------------------------------------------------------
Network Associates, Inc., Zero Coupon Cv. Unsec. Sub. Debs.,
6.3796, 2/13/18/3/                                                   17,000,000    6,417,500
----------------------------------------------------------------------------------------------
Siebel Systems, Inc., 5.50% Cv. Nts., 9/15/06/1/                      2,500,000    4,846,875
----------------------------------------------------------------------------------------------
Tecnomatix Technologies Ltd., 5.25% Cv. Sub. Nts., 8/15/04            5,000,000    4,318,750
----------------------------------------------------------------------------------------------
Veritas Software Corp., 1.865% Cv. Unsec. Sub. Disc. Nts., 8/13/06    2,500,000    6,740,625
----------------------------------------------------------------------------------------------
Wind River Systems, Inc., 5% Unsec. Sub. Nts., 8/1/02                 3,000,000    3,802,500
                                                                                  ----------
                                                                                  68,130,424



17  OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------



                                                                                      Face   Market Value
                                                                                    Amount     See Note 1
----------------------------------------------------------------------------------------------------------
Electronics--6.7%
Advanced Micro Devices, Inc., 6% Cv. Sub. Nts., 5/15/05                        $  4,000,000   $  3,835,000
----------------------------------------------------------------------------------------------------------
Checkpoint Systems, Inc., 5.25% Cv. Unsec. Sub. Debs., 11/1/05                    6,100,000      4,308,125
----------------------------------------------------------------------------------------------------------
Cirrus Logic, Inc., 6% Cv. Sub. Nts., 12/15/03                                    4,000,000      3,365,000
----------------------------------------------------------------------------------------------------------
Conexant Systems, Inc.:
4.25% Cv. Unsec. Sub. Nts., 5/1/06/1/                                             1,000,000      2,933,750
4.25% Cv. Unsec. Sub. Nts., 5/1/06                                                  500,000      1,466,875
----------------------------------------------------------------------------------------------------------
Itron, Inc., 6.75% Unsec. Sub. Nts., 3/31/04                                      3,000,000      1,713,750
----------------------------------------------------------------------------------------------------------
Lattice Semicondutor Corp., 4.75% Cv. Nts., 11/1/06/1/                            3,000,000      3,933,750
----------------------------------------------------------------------------------------------------------
LSI Logic Corp., 4.25% Cv. Sub. Nts., 3/15/04                                     1,500,000      3,406,875
----------------------------------------------------------------------------------------------------------
Micron Technology, Inc., 7% Cv. Sub. Nts., 7/1/04                                 5,000,000      6,456,250
----------------------------------------------------------------------------------------------------------
S3, Inc., 5.75% Cv. Unsec. Sub. Nts., 10/1/03                                     3,000,000      2,801,250
----------------------------------------------------------------------------------------------------------
Solectron Corp., Zero Coupon Cv. Liquid Yield Option Nts,
3.35%, 1/27/19/3/                                                                10,000,000      7,562,500
----------------------------------------------------------------------------------------------------------
STMicroelectronics NV, Zero Coupon Nts., Series DTC, 0.30%, 9/22/09/3/            3,100,000      4,254,750
----------------------------------------------------------------------------------------------------------
Thermo Instrument Systems, Inc., 4% Cv. Gtd. Nts., Series RG, 1/15/05             5,000,000      3,956,250
----------------------------------------------------------------------------------------------------------
Thermo Optek Corp., 5% Cv. Sub. Debs., 10/15/00/1/                                6,535,000      6,453,312
----------------------------------------------------------------------------------------------------------
ThermoQuest Corp., 5% Gtd. Cv. Sub. Debs., 8/15/00/1/                             9,775,000      9,603,938
                                                                                               -----------
                                                                                                66,051,375
----------------------------------------------------------------------------------------------------------
Transportation--0.2%
----------------------------------------------------------------------------------------------------------
Air Transportation--0.2%
Offshore Logistics, Inc., 6% Cv. Unsec. Sub. Nts., 12/15/03                       2,500,000      2,059,375
----------------------------------------------------------------------------------------------------------
Utilities--1.1%
----------------------------------------------------------------------------------------------------------
Electric Utilities--1.1%
AES Corp. (The), 4.50% Cv. Jr. Sub. Nts., 8/15/05                                 7,000,000     10,316,250
                                                                                               -----------
Total Convertible Corporate Bonds and Notes (Cost $469,202,085)                                538,388,039

==========================================================================================================
Preferred Stocks--28.7%
----------------------------------------------------------------------------------------------------------
Basic Materials--1.5%
----------------------------------------------------------------------------------------------------------
Chemicals--0.7%
Monsanto Co., 6.50% Cv. Adjustable Conversion-Rate Equity Security                  201,500      6,674,687
----------------------------------------------------------------------------------------------------------
Paper--0.8%
Georgia-Pacific Corp., 7.50% Cv. Premium Equity Participating Security Units/6/     100,000      5,112,500
----------------------------------------------------------------------------------------------------------
International Paper Capital Trust, 5.25% Cum. Cv., Non-Vtg.
(cv. into common stock of International Paper Co.)                                   50,000      2,725,000
                                                                                                 ---------
                                                                                                 7,837,500
----------------------------------------------------------------------------------------------------------
Capital Goods--3.3%
----------------------------------------------------------------------------------------------------------
Aerospace/Defense--1.2%
Loral Space & Communications Ltd., 6% Cv., Series C                                 175,000     11,309,375

18 OPPENHEIMER CONVERTIBLE SECURITIES FUND



                                                                                 Market Value
                                                                         Shares     See Note 1
-----------------------------------------------------------------------------------------------
Industrial Services--0.8%
Owens-Illinois, Inc., 4.75% Cv.                                         126,400   $ 3,950,000
-----------------------------------------------------------------------------------------------
Sensormatic Electronics Corp., 6.50% Cv.(1)                             150,000     3,693,750
                                                                                    ---------
                                                                                    7,643,750
-----------------------------------------------------------------------------------------------
Manufacturing--1.3%
Sealed Air Corp., $2.00 Cv., Series A                                   250,000    12,625,000
-----------------------------------------------------------------------------------------------
Communication Services--7.4%
-----------------------------------------------------------------------------------------------
Telecommunications: Long Distance--5.9%
Broadwing, Inc., 6.75% Cv., Series B                                     80,000     4,680,000
-----------------------------------------------------------------------------------------------
Global Crossing Holdings Ltd., 7% Cv.(1)                                 29,300     8,255,275
-----------------------------------------------------------------------------------------------
Intermedia Communications, Inc., 7% Cv., Series E, Non-Vt.              150,000     5,100,000
-----------------------------------------------------------------------------------------------
MCI WorldCom, Inc., $2.25 Cv.                                           156,100     8,009,881
-----------------------------------------------------------------------------------------------
PSINet, Inc., 6.75% Cv., Series C, Non-Vtg.                              80,000     4,670,000
-----------------------------------------------------------------------------------------------
QUALCOMM Financial Trust I, 5.75% Cum. Cv., Non-Vtg.                     15,000    14,746,875
-----------------------------------------------------------------------------------------------
Qwest Trends Trust, 5.75% Cv.(1)                                        100,000     7,062,500
-----------------------------------------------------------------------------------------------
Winstar Communications, Inc., 7% Cv. Cum., Series D, Non-Vtg.            70,000     5,556,250
                                                                                   ----------
                                                                                   58,080,781

-----------------------------------------------------------------------------------------------
Telecommunications: Telephone Utilities--1.0%
MediaOne Group, Inc.
6.25% Cv. Premium Income Exchangeable Securities for
Vodaphone AirTouch plc Common Stock                                      70,000     7,560,000
7% Cv. (converts into common stock of Vodaphone AirTouch plc)            50,000     2,400,000
                                                                                    ---------
                                                                                    9,960,000

-----------------------------------------------------------------------------------------------
Telecommunications: Wireless--0.5%
McLeodUSA, Inc., 6.75% Cv., Series A                                      9,000     4,635,000
-----------------------------------------------------------------------------------------------
Consumer Cyclicals--2.6%
-----------------------------------------------------------------------------------------------
Autos & Housing--1.7%
Equity Office Properties Trust, 5.25% Cum. Cv. Series B, Non-Vtg.       150,000     5,850,000
-----------------------------------------------------------------------------------------------
General Growth Properties, Inc., 7.25% Cv. Preferred Income Equity
Redeemable Stock                                                        250,000     5,000,000
-----------------------------------------------------------------------------------------------
Owens Corning Capital LLC, 6.50% Cv. Monthly Income Preferred
Securities, Non-Vtg.(1)                                                 175,000     6,059,375
                                                                                    ---------
                                                                                   16,909,375
-----------------------------------------------------------------------------------------------
Retail: General--0.8%
K-Mart Financing I, 7.75% Cum. Cv., Non-Vtg.                            175,000     7,656,250
-----------------------------------------------------------------------------------------------
Textile/Apparel & Home Furnishings--0.1%
Danskin, Inc., $88.2722 Cv., Series D (cv. into 1,471,203 restricted
common shares)(2,5,7)                                                        88       772,382



19 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------



                                                                                                 Market Value
                                                                                       Shares      See Note 1
-------------------------------------------------------------------------------------------------------------
Consumer Staples--5.8%
-------------------------------------------------------------------------------------------------------------
Broadcasting--2.7%
Adelphia Communications Corp.,5.50% Cv., Series D, Non-Vtg.                              35,000   $ 6,593,125
-------------------------------------------------------------------------------------------------------------
Cox Communications,Inc.,7% Cv. Preferred Redeemable Increased
Dividend Equity Securities, Non-Vtg.                                                    100,000     6,800,000
-------------------------------------------------------------------------------------------------------------
Emmis Communications Corp.,6.25% Cv., Cl.A                                               50,000     3,975,000
-------------------------------------------------------------------------------------------------------------
News Corp. Exchange Trust, Cum. Units (units of one trust originated preferred securities and one warrant exchangeable into common shares
or ADS of British Sky Broadcasting Corp.)(6)                                             25,000     3,578,125
-------------------------------------------------------------------------------------------------------------
UnitedGlobalCom,Inc.,7% Cv., Series D                                                    78,000     5,060,250
                                                                                                   ----------
                                                                                                   26,006,500

-------------------------------------------------------------------------------------------------------------
Entertainment--1.5%
Reliant Energy,Inc.,7% Automatic Common Exchange
Securities for
Time Warner, Inc. Common Stock                                                           65,000     7,832,500
-------------------------------------------------------------------------------------------------------------
Seagram Co.Ltd. (The),7.50% Automatic Common Exchangeable Securities                    150,000     6,750,000
                                                                                                   14,582,500

-------------------------------------------------------------------------------------------------------------
Food--0.5%
Suiza Capital Trust II/Suiza Foods Corp.,5.50% Cv. Cum., Non-Vtg.                       150,000     5,175,000
-------------------------------------------------------------------------------------------------------------
Household Goods--1.1%
Estee Lauder Automatic Common Exchange Security Trust II,$5.40 Cv.
Trust Automatic Common Exchange Securities, Non-Vtg. (exchangeable
to common stock of Estee Lauder Cos., Cl.A)                                              55,000     5,211,250
-------------------------------------------------------------------------------------------------------------
Newell Financial Trust I,5.25% Cv. Quarterly Income Preferred
Securities,
Non-Vtg                                                                                 150,000     5,718,750
                                                                                                   ----------
                                                                                                   10,930,000

-------------------------------------------------------------------------------------------------------------
Energy--1.5%
-------------------------------------------------------------------------------------------------------------
Energy Services--0.4%
Weatherford International,Inc.,5% Cv.                                                   100,000     4,012,500
-------------------------------------------------------------------------------------------------------------
Oil: Domestic--1.1%
Apache Corp.,6.50% Cv. Automatic Common Exchange Securities                             145,000     5,147,500
-------------------------------------------------------------------------------------------------------------
Unocal Capital Trust,6.25% Cum.Cv., Non-Vtg.                                            125,000     6,093,750
                                                                                                   ----------
                                                                                                   11,241,250

-------------------------------------------------------------------------------------------------------------
Financial--3.8%
-------------------------------------------------------------------------------------------------------------
Banks--0.8%
National Australia Bank Ltd., ExCaps (each ExCap consists of $25 principal amount of 7.875% Perpetual Capital Security and a purchase contract
entitling the holder to exchange ExCaps for ordinary shares)(6)                         297,900     8,229,488






20 OPPENHEIMER CONVERTIBLE SECURITIES FUND


                                                                           Market Value
                                                                  Shares     See Note 1
----------------------------------------------------------------------------------------
Diversified Finance--2.0%
CVS Automatic Common Exchange Security Trust,6% Cv. Trust
Automatic Common Exchange Securities                                60,000   $ 4,275,000
----------------------------------------------------------------------------------------
DECS Trust IV,6.25% Cv., (exchangeable for common stock of
Metromedia Fiber Network, Inc., Cl.A)                              100,000     4,650,000
----------------------------------------------------------------------------------------
Equity Residential Properties Trust,7.25% Cv., Series G            300,000     5,925,000
----------------------------------------------------------------------------------------
IFT Financial Group, Inc.,6.50% Cum. Cv.                           107,500     4,609,063
                                                                              ----------
                                                                              19,459,063

----------------------------------------------------------------------------------------
Insurance--0.6%
American General Corp.,7% Cv.                                      100,000     6,100,000
----------------------------------------------------------------------------------------
Savings & Loans--0.4%
Sovereign Captial Trust II,7.50% Cv. Preferred Income Equity
Redeemable Stock                                                    80,000     3,900,000
----------------------------------------------------------------------------------------
Healthcare--0.4%
----------------------------------------------------------------------------------------
Healthcare/Supplies & Services--0.4%
McKesson Financial Trust, 5% Cv., Non-Vtg.                         100,000     3,687,500
----------------------------------------------------------------------------------------
Technology--0.4%
----------------------------------------------------------------------------------------
Computer Software--0.4%
L & H Capital Trust, Inc.,4.75% Cv. Preferred Income Equity
Redeemable Stock(1)                                                100,000     4,075,000
----------------------------------------------------------------------------------------
Transportation--0.9%
----------------------------------------------------------------------------------------
Railroads & Truckers--0.9%
Union Pacific Capital Trust,6.25% Cum. Term Income
Deferrable Equity Securities, Non-Vtg.                             200,000     8,325,000
----------------------------------------------------------------------------------------
Utilities--1.1%
----------------------------------------------------------------------------------------
Electric Utilities--0.5%
Calpine Capital Trust,$5.75 Cv. Term Income Deferrable              75,000     4,921,875
Equity Securities
----------------------------------------------------------------------------------------
Gas Utilities--0.6%
El Paso Energy Corp. Capital Trust I,4.75% Cv.                     125,000     6,296,875
                                                                              ----------
Total Preferred Stocks (Cost $251,345,699)                                   281,046,651

----------------------------------------------------------------------------------------
Common Stocks--0.9%
----------------------------------------------------------------------------------------
American Home Products Corp.                                        40,080     1,580,655
----------------------------------------------------------------------------------------
Danskin,Inc.(5,7)                                                3,408,210     3,585,437
----------------------------------------------------------------------------------------
Danskin, Inc. Restricted Common Shares(2,5,7)                      289,251       151,857
----------------------------------------------------------------------------------------
Intermedia Communications, Inc.(5)                                   2,056        79,798
----------------------------------------------------------------------------------------
McLeodUSA,Inc.,Cl.A(5)                                                  47         2,767
----------------------------------------------------------------------------------------
Philip Morris Cos., Inc.(4)                                        126,000     2,921,625
----------------------------------------------------------------------------------------
United States Cellular Corp.(5)                                     10,000     1,009,375
                                                                              ----------
Total Common Stocks (Cost $8,352,042)                                          9,331,514





21 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------



                                                                                                                Market Value
                                                                                            Units                 See Note 1
=============================================================================================================================

Rights, Warrants and Certificates--0.0%
Portion of Danskin, Inc. Promissory Nt., to be used to purchase 53,309
shares of restricted common stock in rights offering(2,7)                                       --               $     15,993
-----------------------------------------------------------------------------------------------------------------------------
Danskin, Inc. Wts., Exp. 10/8/04(2,7)                                                      367,801                     80,916
-----------------------------------------------------------------------------------------------------------------------------
Submicron Systems Corp. Wts., Exp. 1/15/01(2)                                               27,000                        --
                                                                                                                 ------------
Total Rights, Warrants and Certificates (Cost $15,993)                                                                 96,909

                                                                                          Face
                                                                                         Amount
=============================================================================================================================
Structured Instruments--7.4%
Deutsche Bank AG Linked Nts., 3.10%, 11/5/02 (AT&TCorp.)(2)                            $ 8,000,000                 11,970,000
-----------------------------------------------------------------------------------------------------------------------------
J.P. Morgan & Co., Inc. Mandatory Exchangeable Debt Securities,
5%, 7/21/00 (exchangeable into Ethan Allen common stock)                                14,060,000                  6,886,588
-----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Principal-Protected Technology Basket
Performance Linked Nts.:
Series B, 7%, 8/18/00                                                                   10,000,000                 15,781,250
Zero Coupon, 2/2/05 (based on the performance of Microsoft Corp.
and Hewlett-Packard Co.)(3,5)                                                            3,000,000                  6,661,875
-----------------------------------------------------------------------------------------------------------------------------
NationsBank NA/Frontier Corp. Linked Certificates of Deposits,
6%, 5/22/00(2)                                                                          10,000,000                 14,416,270
-----------------------------------------------------------------------------------------------------------------------------
Nations Bank NA/The Boeing Co. BA Enhanced Yield Equity-Linked
Certificates of Deposits, 5%, 7/15/00                                                   10,000,000                  8,913,790
-----------------------------------------------------------------------------------------------------------------------------
Tribune Co., 2% Unsec. Exchangeable Nts., 5/15/29 (exchangeable for
shares of America Online, Inc.)                                                             50,690                  8,059,710
                                                                                                                 ------------
Total Structured Instruments (Cost $53,553,774)                                                                    72,689,483

=============================================================================================================================

Repurchase Agreements--7.6%
Repurchase agreement with Banc One Capital Markets, Inc., 2.75%, dated 12/31/99, to be repurchased at $74,217,004 on 1/3/00, collateralized by U.S. Treasury Bonds,
5.25%-12%, 2/15/01-11/15/28, with a value of $29,122,736 and U.S. Treasury Nts.,
5%-7.50%, 12/31/00-2/15/07, with a value of $46,604,328 (Cost $74,200,000)              74,200,000                 74,200,000
-----------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $856,669,593)                                               99.5%               975,752,596
-----------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                0.5                  4,663,837
                                                                                ---------------------------------------------
Net Assets                                                                                   100.0%              $980,416,433
                                                                                =============================================


22 OPPENHEIMER CONVERTIBLE SECURITIES FUND w

--------------------------------------------------------------------------------
FOOTNOTES TO STATEMENT OF INVESTMENTS
--------------------------------------------------------------------------------


1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $191,536,325 or 19.54% of the Fund's net assets as of December 31,1999.
2. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.
3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
4. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:


                             Shares  Expiration  Exercise     Premium  Market Value
                    Subject to Call        Date     Price    Received    See Note 1
------------------------------------------------------------------------------------
Costco Cos., Inc.           70,000     1/24/00      $95      $ 470,400  $201,250
Philip Morris Cos., Inc.   120,000     1/18/00       55        401,387        --
                                                             -------------------
                                                             $ 871,787  $201,250
                                                             ===================


5. Non-income producing security.
6. Units maybe comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
7. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December
31,1999. The aggregate fair value of securities of affiliated companies held by the Fund as of December 31,1999 amounts to $4,606,585. Transactions during the period in which the issuer was an affiliate are as follows:


                                                  Shares                                         Shares
                                             December 31,      Gross             Gross      December 31,
                                                     1998  Additions        Reductions              1999
---------------------------------------------------------------------------------------------------------
Danskin, Inc.                                   3,557,210         --           149,000         3,408,210
---------------------------------------------------------------------------------------------------------
Danskin, Inc. Restricted Common Shares            289,251         --                --           289,251
---------------------------------------------------------------------------------------------------------
Danskin,Inc.,$88.2722 Cv., Series D (cv. into
1,471,203 restricted common shares)                    88         --                --                88
---------------------------------------------------------------------------------------------------------
Danskin, Inc.Wts., Exp.10/8/04                    367,801         --                --           367,801
---------------------------------------------------------------------------------------------------------
Portion of Danskin, Inc.Promissory Nt., to
be used to purchase 53,309 shares of
restricted common stock in rights offering             --         --                --                --

See accompanying Notes to Financial Statements.

23 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES December 31, 1999
--------------------------------------------------------------------------------


==================================================================================
Assets
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $851,878,454)                          $ 971,146,011
Affiliated companies (cost $4,791,139)                                  4,606,585
----------------------------------------------------------------------------------
Cash                                                                    1,462,620
----------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                  6,333,905
Investments sold                                                          964,445
Shares of beneficial interest sold                                        740,450
Other                                                                      13,330
                                                                    -------------
Total assets                                                          985,267,346

==================================================================================
Liabilities
Options written, at value (premiums received $871,787)--
see accompanying statement                                                201,250
----------------------------------------------------------------------------------
Payables and other
liabilities:
Investments purchased                                                   1,581,413
Shares of beneficial interest redeemed                                  1,346,225
Distribution and service plan fees                                        639,250
Accrued taxes                                                             531,724
Transfer and shareholder servicing agent fees                             190,969
Trustees' compensation                                                     80,452
Dividends                                                                  36,050
Other                                                                     243,580
                                                                    -------------
Total liabilities                                                       4,850,913
==================================================================================
Net Assets                                                          $ 980,416,433
                                                                    =============

==================================================================================
Composition of Net Assets
Paid-in capital                                                     $ 860,634,269
----------------------------------------------------------------------------------
Undistributed net investment income                                     1,602,392
----------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency
transactions                                                           (1,573,768)
----------------------------------------------------------------------------------
Net unrealized appreciation on investments                            119,753,540
                                                                    -------------
Net assets                                                          $ 980,416,433
                                                                    =============


See accompanying Notes to Financial Statements.

                  24 OPPENHEIMER CONVERTIBLE SECURITIES FUND


=============================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$220,671,078 and 13,490,076 shares of beneficial interest outstanding)            $   16.36
Maximum offering price per share (net asset value plus sales charge of 5.75% of
offering price)                                                                   $   17.36
----------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $431,370,477 and
26,329,471 shares of beneficial interest outstanding)                             $   16.38
----------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $94,351,720
and 5,771,140 shares of beneficial interest outstanding)                          $   16.35
----------------------------------------------------------------------------------------------
Class M Shares:
Net asset value and redemption price price per share (based on net assets
of $234,023,158 and 14,313,380 shares of beneficial interest outstanding)         $   16.35
Maximum offering price per share (net asset value plus sales charge of
3.25% of offering price)                                                          $   16.90



See accompanying Notes to Financial Statements.

25 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

=================================================================================
Investment Income
Interest                                                           $  38,348,446
---------------------------------------------------------------------------------
Dividends                                                             13,984,977
                                                                      ----------
Total income                                                          52,333,423

=================================================================================
Expenses
Management fees                                                        4,436,407
---------------------------------------------------------------------------------
Distribution and service plan
fees:
Class A                                                                  517,478
Class B                                                                4,146,098
Class C                                                                  943,574
Class M                                                                1,766,073
---------------------------------------------------------------------------------
Transfer and shareholder
servicing agent fees:
Class A                                                                  285,334
Class B                                                                  607,004
Class C                                                                  130,399
Class M                                                                  310,695
---------------------------------------------------------------------------------
Accounting service fees                                                  272,339
---------------------------------------------------------------------------------
Trustees' compensation                                                    76,304
---------------------------------------------------------------------------------
Custodian fees and expenses                                               57,753
---------------------------------------------------------------------------------
Other                                                                    527,518
                                                                      ----------
Total expenses                                                        14,076,976
Less expenses paid indirectly                                            (35,768)
                                                                      ----------
Net expenses                                                          14,041,208

=================================================================================
Net Investment Income                                                 38,292,215

=================================================================================
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments:
  Unaffiliated companies (including premiums on options exercised)    75,809,188
  Affiliated companies                                                   (42,689)
Closing and expiration of option contracts written                    (5,506,962)
Foreign currency transactions                                           (187,764)
                                                                      ----------
Net realized gain                                                     70,071,773

---------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments  86,533,925
                                                                     -----------
Net realized and unrealized gain                                     156,605,698

=================================================================================
Net Increase in Net Assets Resulting from Operations               $ 194,897,913
                                                                   =============



See accompanying Notes to Financial Statements.

26 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



Year Ended December 31,                                                      1999               1998
=====================================================================================================
Operations
Net investment income                                             $    38,292,215    $    42,446,713
-----------------------------------------------------------------------------------------------------
Net realized gain                                                      70,071,773         20,491,709
-----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                  86,533,925        (35,159,142)
                                                                  ----------------------------------
Net increase in net assets resulting from operations                  194,897,913         27,779,280

=====================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                                (9,741,207)       (10,037,164)
Class B                                                               (15,529,379)       (16,743,718)
Class C                                                                (3,532,239)        (4,038,450)
Class M                                                                (9,489,390)       (11,627,381)
-----------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                               (14,347,902)        (5,790,061)
Class B                                                               (28,098,374)       (11,634,294)
Class C                                                                (6,147,578)        (2,833,142)
Class M                                                               (15,305,909)        (6,896,262)

=====================================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                               (21,379,419)        38,763,260
Class B                                                               (54,697,711)        79,998,589
Class C                                                               (23,083,766)        27,838,755
Class M                                                               (52,420,296)       (24,143,434)

=====================================================================================================
Net Assets
Total increase (decrease)                                             (58,875,257)        80,635,978
-----------------------------------------------------------------------------------------------------
Beginning of period                                                 1,039,291,690        958,655,712
                                                                  ----------------------------------
End of period [including undistributed (over distributed)
net investment income of $1,602,392 and $(14,718),respectively]   $   980,416,433    $ 1,039,291,690
                                                                  ==================================



See accompanying Notes to Financial Statements.

27 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



Class A Year Ended December 31,                        1999           1998             1997       1996(1)         1995(2)
==========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period        $        14.84  $        15.32  $         14.27  $    13.96  $       13.11
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .70             .70              .71/3/      .73/3/         .54/3/
Net realized and unrealized gain (loss)               2.66            (.08)            1.93/3/      .65/3/        1.48/3/
                                            ------------------------------------------------------------------------------
Total income from investment operations               3.36             .62             2.64        1.38           2.02
==========================================================================================================================
Dividends and/or distributions to
shareholder:

Dividends from net investment income                  (.70)           (.70)            (.72)       (.72)          (.68)
Distributions from net realized gain                 (1.14)           (.40)            (.87)       (.35)          (.49)
                                            ------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                      (1.84)          (1.10)           (1.59)      (1.07)         (1.17)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $        16.36  $        14.84  $         15.32  $    14.27  $       13.96
                                            ==============================================================================

==========================================================================================================================
Total Return, at Net Asset Value/4/                  23.37%           4.08%           18.77%      10.13%         15.54%

==========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)    $      220,671  $      221,693         $192,212     $93,518  $      2,502
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $      207,008  $      220,423         $145,929     $41,627  $      1,799
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/5/
Net investment income                                 4.55%           4.55%            4.58%       5.11%          5.63%
Expenses                                              0.95%           0.93%/6/         0.95%/6/    0.98%/6/       1.05%/6/
Expenses, net of interest expense/7/                   N/A            0.93%/6/         0.95%/6/    0.97%/6/       1.01%/6/
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/8/                              95%             90%              79%         53%            58%




1. On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. For the period from May 1, 1995 (inception of offering) to December 31,1995.
3. Per share information has been determined based on average shares outstanding for the period.
4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized for periods of less than one full year.
6. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
7. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999 were $838,915,114 and $1,041,339,087, respectively.

See accompanying Notes to Financial Statements.

28 OPPENHEIMER CONVERTIBLE SECURITIES FUND


Class B Year Ended December 31,                  1999       1998           1997         1996(1)             1995(2)
====================================================================================================================
Per Share Operating Data
Net asset value, beginning of period        $   14.87  $   15.35     $    14.29     $    13.98     $        13.11
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .59        .58            .59/3/         .62/3/             .45/3/
Net realized and unrealized gain (loss)          2.65       (.08)          1.94/3/         .65/3/            1.51/3/
                                            ------------------------------------------------------------------------
Total income from investment operations          3.24        .50           2.53           1.27               1.96
--------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholder:
Dividends from net investment income             (.59)      (.58)          (.60)          (.61)              (.60)
Distributions from net realized gain            (1.14)      (.40)          (.87)          (.35)              (.49)
                                            ------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                 (1.73)      (.98)         (1.47)          (.96)             (1.09)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $   16.38  $   14.87     $    15.35     $    14.29     $        13.98
                                            ========================================================================

====================================================================================================================
Total Return, at Net Asset Value/4/             22.35%      3.30%         17.93%          9.28%             15.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)    $ 431,370  $   445,544   $   383,755    $    211,176   $       34,465
--------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $ 414,611  $   441,677   $   296,426    $    113,784   $       15,184
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(5)
Net investment income                            3.79%      3.79%          3.80%          4.31%              4.82%
Expenses                                         1.71%      1.69%(6)       1.72%(6)       1.75%(6)           1.69%(6)
Expenses, net of interest expense(7)              N/A       1.69%(6)       1.72%(6)       1.73%(6)           1.64%(6)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                         95%        90%            79%            53%                58%





1. On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. For the period from May 1, 1995 (inception of offering) to December 31, 1995.
3. Per share information has been determined based on average shares outstanding for the period.
4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized for periods of less than one full year.
6. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
7. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999 were $838,915,114 and $1,041,339,087, respectively.

See accompanying Notes to Financial Statements.

29 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------



Class C Year Ended December 31,                             1999           1998               1997            1996(1,9)
========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                     $14.84          $15.32             $14.27             $14.03
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .59             .58                .59(3)             .50(3)
Net realized and unrealized gain (loss)                    2.65            (.08)              1.93(3)             .59(3)
                                                         ---------------------------------------------------------------
Total income from investment operations                    3.24             .50               2.52               1.09
------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.59)           (.58)              (.60)              (.50)
Distributions from net realized gain                      (1.14)           (.40)              (.87)              (.35)
                                                         ---------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (1.73)           (.98)             (1.47)              (.85)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $16.35          $14.84             $15.32             $14.27
                                                         ===============================================================

========================================================================================================================
Total Return, at Net Asset Value(4)                       22.41%           3.32%             17.88%              7.74%

========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                $94,352        $108,339            $85,397            $38,312
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $94,329        $105,974            $62,343            $18,550
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(5)
Net investment income                                      3.80%           3.81%              3.82%              4.32%
Expenses                                                   1.70%           1.68%(6)           1.70%(6)           1.68%(6)
Expenses, net of interest expense(7)                        N/A            1.68%(6)           1.70%(6)           1.67%(6)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                                   95%             90%                79%                53%






1. On January 4, 1996, OppenheimerFunds,Inc. became the investment advisor to the Fund.
2. For the period from May 1, 1995 (inception of offering) to December 31, 1995.
3. Per share information has been determined based on average shares outstanding for the period.
4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized for periods of less than one full year.
6. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
7. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999 were $838,915,114 and $1,041,339,087, respectively.
9. For the period from March 11, 1996 (inception of offering) to December 31, 1996.

See accompanying Notes to Financial Statements.

30 OPPENHEIMER CONVERTIBLE SECURITIES FUND



Class M Year Ended December 31,                       1999            1998                1997           1996/1/        1995
=============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period        $        14.84     $     15.32        $      14.27     $     13.96    $    12.20
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .63             .62                 .62/3/          .65/3/        .70/3/
Net realized and unrealized gain (loss)               2.65            (.08)               1.94/3/          .66/3/       2.42/3/
                                            ----------------------------------------------------------------------------------
Total income from investment operations               3.28             .54                2.56            1.31          3.12
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income                  (.63)           (.62)               (.64)           (.65)         (.87)
Distributions from net realized gain                 (1.14)           (.40)               (.87)           (.35)         (.49)
                                            ----------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                      (1.77)          (1.02)              (1.51)          (1.00)        (1.36)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $        16.35     $     14.84        $      15.32     $     14.27    $    13.96
                                            ==================================================================================

==============================================================================================================================
Total Return, at Net Asset Value/4/                  22.74%           3.58%              18.19%           9.58%        26.00%

==============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)    $      234,023     $   263,716        $    297,292     $   274,043    $   239,341
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $      235,419     $   288,953        $    285,621     $   264,936    $   181,719
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/5/
Net investment income                                 4.06%           4.02%               4.05%           4.59%          5.12%
Expenses                                              1.45%           1.43%/6/            1.46%/6/        1.58%/6/       1.58%/6/
Expenses, net of interest expense/7/                   N/A            1.43%/6/            1.46%/6/        1.55%/6/       1.56%/6/
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/8/                              95%             90%                 79%             53%            58%




1. On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. For the period from May 1, 1995 (inception of offering) to December 31, 1995.
3. Per share information has been determined based on average shares outstanding for the period.
4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized for periods of less than one full year.
6. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
7. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999 were $838,915,114 and $1,041,339,087, respectively.

See accompanying Notes to Financial Statements.

31 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Convertible Securities Fund (the Fund), a portfolio of the Bond Fund Series, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation. The Fund intends to seek its objective by investing primarily in convertible fixed income securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

The Fund offers Class A, Class B, Class C and Class M shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC). Class M shares are sold with a front-end sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and M shares have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------

Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.



32 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. During 1995, the Fund acquired all of the assets and liabilities of another investment company which did not distribute its net investment income or realized gains and was taxed as a C corporation. Accordingly, an accrued tax liability was assumed by the Fund on the date of the acquisition. As of December 31, 1999, the remaining accrued tax liability for net unrealized gains on investments at the time of the acquisition was $531,724.

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December 31, 1999, a provision of $45,325 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $76,808 as of December 31, 1999.




33 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies  Continued

The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1999, amounts have been reclassified to reflect an increase in paid-in capital of $169,260,a decrease in over distributed net investment income of $1,617,110,and a decrease in accumulated net realized gain on investments of $1,786,370.

--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



34 OPPENHEIMER CONVERTIBLE SECURITIES FUND

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                     Year Ended December 31, 1999     Year Ended December 31, 1998
                                        Shares          Amount            Shares           Amount
---------------------------------------------------------------------------------------------------
Class A
Sold                                 1,839,242    $  28,451,586        5,704,233    $  89,040,791
Dividends and/or distributions
reinvested                           1,245,687       19,795,587          919,205       13,833,726
Redeemed                            (4,530,563)     (69,626,592)      (4,231,755)     (64,111,257)
                                    ---------------------------------------------------------------
Net increase (decrease)             (1,445,634)   $ (21,379,419)       2,391,683    $  38,763,260
                                    ===============================================================

Class B
Sold                                 2,027,260    $  31,242,213        7,980,117    $ 125,356,682
Dividends and/or distributions
reinvested                           2,239,180       35,741,741        2,002,880       30,266,988
Redeemed                            (7,908,649)    (121,681,665)      (5,015,731)     (75,625,081)
                                    ---------------------------------------------------------------
Net increase (decrease)             (3,642,209)   $ (54,697,711)       4,967,266    $  79,998,589
                                    ===============================================================

Class C
Sold                                   666,790    $  10,271,657        2,882,218    $  45,258,884
Dividends and/or distributions
reinvested                             499,994        7,958,464          504,006        7,600,723
Redeemed                            (2,698,276)     (41,313,887)      (1,658,804)     (25,020,852)
                                    ---------------------------------------------------------------
Net increase (decrease)             (1,531,492)   $ (23,083,766)       1,727,420    $  27,838,755
                                    ===============================================================

Class M
Sold                                   253,587    $   3,881,769        1,011,033    $  16,005,467
Dividends and/or distributions
reinvested                           1,228,639       19,534,574        1,254,634       18,971,816
Redeemed                            (4,938,225)     (75,836,639)      (3,898,845)     (59,120,717)
                                    ---------------------------------------------------------------
Net decrease                        (3,455,999)   $ (52,420,296)      (1,633,178)   $ (24,143,434)
                                    ===============================================================


================================================================================
3.Unrealized Gains and Losses on Securities

As of December 31, 1999, net unrealized appreciation on securities and options written of $119,753,540 was composed of gross appreciation of $150,822,956, and gross depreciation of $31,069,416.



35 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% on the first $50 million of average net assets of the Fund, 0.50% of the next $250 million and 0.4375% on average annual net assets over $300 million. The Fund's management fee for year ended December 31, 1999 was 0.47% of average annual net assets for each class of shares.

--------------------------------------------------------------------------------
Accounting Fees. Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets.

--------------------------------------------------------------------------------
Transfer Agent Fees. Oppenheimer Funds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of $24.12 for each Class A and Class M shareholder account and $26.02 for each Class B and Class C shareholder account.

--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                                    Class A         Class M
                    Aggregate       Aggregate       Front-End       Front-End       Commissions     Commissions     Commissions
                    Front-End       Front-End       Sales           Sales           on Class A      on Class B      on Class C
                    Sales Charges   Sales Charges   Charges         Charges         Shares          Shares          Shares
                    on Class A      on Class M      Retained by     Retained by     Advanced by     Advanced by     Advanced by
Year Ended          Shares          Shares          Distributor     Distributor     Distributor(1)  Distributor(1)  Distributor(1)
-----------------------------------------------------------------------------------------------------------------------------------
December 31, 1999   $353,830        $85,944         $104,804        $10,458         $36,458         $960,277        $86,566

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class M shares from its own resources at the time of sale.

                                     Class A                  Class B                   Class C                  Class M
                         Contingent Deferred      Contingent Deferred       Contingent Deferred      Contingent Deferred
                      Sales Charges Retained   Sales Charges Retained    Sales Charges Retained   Sales Charges Retained
Year Ended                    By Distributor           By Distributor            By Distributor           By Distributor
-------------------------------------------------------------------------------------------------------------------------
December 31, 1999                     $4,533               $1,693,693                   $24,673                      $--



The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class M shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.



36 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class
A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended December
31, 1999, payments under the Class A Plan totaled $517,478,all of which was paid by the Distributor to recipients. That included $49,201 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
Class B, Class C and Class M Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class M plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B and Class M shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B, Class C and Class M shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended December 31, 1999 were as follows:


                                                             Distributor's     Distributor's
                                                                 Aggregate         Aggregate
                                                              Unreimbursed     Expenses as %
                    Total Payments      Amount Retained           Expenses     of Net Assets
                        Under Plan       by Distributor         Under Plan          of Class
--------------------------------------------------------------------------------------------
Class B Plan           $4,146,098            $3,386,142         $9,555,997             2.22%
Class C Plan              943,574               298,813          1,101,182             1.17
Class M Plan            1,766,073               653,494                 --               --






37 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
5. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 1999 was as follows:

                                                                    Call Options
                                                     ---------------------------
                                                      Number of        Amount of
                                                      Options          Premiums
--------------------------------------------------------------------------------
Options outstanding as of December 31, 1998              15,600    $  7,066,607
Options written                                          16,426      10,558,117
Options closed or expired                               (29,460)    (16,385,018)
Options exercised                                          (666)       (367,919)
                                                     ---------------------------
Options outstanding as of December 31, 1999               1,900    $    871,787
                                                     ===========================



38  OPPENHEIMER CONVERTIBLE SECURITIES FUND

================================================================================
6. Illiquid or Restricted Securities

As of December 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1999 was $32,481,897, which represents 3.31% of the Fund's net assets, of which $14,136,968 is considered restricted. Information concerning restricted securities is as follows:


                                                                                      Valuation
                                                     Acquisition        Cost     Per Unit as of
Security                                                    Date     Per Unit  December 31,1999
-----------------------------------------------------------------------------------------------
Bonds and Other Securities
Deutsche Bank AG Linked Nts., 3.10%, 11/5/02
(AT&T Corp.)                                           10/29/97          100.00       149.625%

-----------------------------------------------------------------------------------------------
Hudson Hotels Corp., 7.50% Cv. Sub. Debs., 7/1/01       7/23/99            65.97        38.194

Stocks, Warrants and Other Securities
Danskin, Inc.:
$88.2722 Cv. Preferred, Series D                        8/14/95        $5,000.00     $8,750.00
Portion of Promissary Note to be used to purchase
53,309 shares of restricted common stock in
rights offering                                         8/14/95             0.30          0.30
Restricted Common Shares                                8/14/95             0.30          0.53
Wts., Exp. 10/8/04                                      8/14/95               --          0.22
-----------------------------------------------------------------------------------------------
Submicron Systems Corp. Wts., Exp. 1/15/01             12/11/95               --            --


39 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

7. Bank Borrowings

The Fund may borrow up to 5% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $100 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%.The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum. The commitment fee allocated to the Fund for the year ended December 31,1999 was $11,244.
     The Fund had no borrowings outstanding for the year ended December 31, 1999.


40 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS REPORT
--------------------------------------------------------------------------------

================================================================================
To the Board of Trustees and Shareholders of Bond Fund Series

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Convertible Securities Fund (the sole portfolio constituting Bond Fund Series, hereafter referred to as the Fund) at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
January 24, 2000



41 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Distributions of $1.3212,$1.2910,$1.2755 and $1.3011 per share were paid to Class A, Class B, Class C and Class M shareholders on December 30,1999,of which $0.3533 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
     Dividends paid by the Fund during the fiscal year ended December 31, 1999 which are not designated as capital gain distributions should be multiplied by 11.70% to arrive at the net amount eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



42 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
OPPENHEIMER CONVERTIBLE SECURITIES FUND
--------------------------------------------------------------------------------


Officers and Trustees    Bridget A. Macaskill, President and Chairman of the
                         Board
                         John Cannon, Trustee
                         Paul Y. Clinton, Trustee
                         Thomas W. Courtney, Trustee
                         Robert G. Galli, Trustee
     `                   Lacy B. Herrmann, Trustee
                         George Loft, Trustee
                         Edward Everett, Vice President
                         Michael S. Rosen, Vice President
                         Andrew J. Donohue, Secretary
                         Brian W. Wixted, Treasurer
                         Robert G. Zack, Assistant Secretary
                         Robert J. Bishop, Assistant Treasurer
                         Adele A. Campbell, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
================================================================================
Investment Advisor       OppenheimerFunds, Inc.
================================================================================
Distributor              OppenheimerFunds Distributor, Inc.
================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent
================================================================================
Custodian of             The Bank of New York
Portfolio Securities
================================================================================
Independent Accountants  PricewaterhouseCoopers LLP
================================================================================
Legal Counsel            Kirkpatrick & Lockhart LLP

                         This is a copy of a report to shareholders of Oppenheimer Convertible Securities Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Convertible Securities Fund. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                  43 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------



=====================================================================================================
Global Equity
                              Developing Markets Fund           Global Fund
                              International Small Company       Quest Global Value Fund
                              Fund
                              Europe Fund                       Global Growth & Income Fund
                              International Growth Fund

=====================================================================================================
Equity
                              Stock                             Stock & Bond
                              Enterprise Fund/1/                Main Street(R) Growth & Income Fund
                              Discovery Fund                    Quest Opportunity Value Fund
                              Main Street(R) Small Cap Fund     Total Return Fund
                              Quest Small Cap Value Fund        Quest Balanced Value Fund
                              MidCap Fund                       Capital Income Fund(2)
                              Capital Appreciation Fund         Multiple Strategies Fund
                              Growth Fund                       Disciplined Allocation Fund
                              Disciplined Value Fund            Convertible Securities Fund
                              Quest Value Fund
                              Trinity Growth Fund               Specialty
                              Trinity Core Fund                 Real Asset Fund
                              Trinity Value Fund                Gold & Special Minerals Fund

=====================================================================================================
Fixed Income
                              Taxable                           Municipal
                              International Bond Fund           California Municipal Fund(3)
                              World Bond Fund                   Main Street(R) California Municipal Fund
                              High Yield Fund                   Florida Municipal Fund(3)
                              Champion Income Fund              New Jersey Municipal Fund(3)
                              Strategic Income Fund             New York Municipal Fund(3)
                              Bond Fund                         Pennsylvania Municipal Fund(3)
                              Senior Floating Rate Fund         Municipal Bond Fund
                              U.S. Government Trust             Insured Municipal Fund
                              Limited-Term Government Fund      Intermediate Municipal Fund

                                                                Rochester Division
                                                                Rochester Fund Municipals
                                                                Limited Term New York Municipal Fund

=====================================================================================================
Money Market(4)
                              Money Market Fund                 Cash Reserves


1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.
2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income
Fund."
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.

44 OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.


--------------------------------------------------------------------------------
Internet
24-hr access to account information and transactions
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink
24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 8:30am-7pm ET
1.800.843.4461
--------------------------------------------------------------------------------
OppenheimerFunds Information Hotline
24 hours a day, timely and insightful messages on the economy and issues that may affect your investments
1.800.835.3104
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------


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